April 20, 2007

The Fallen Angels Value Fund

The Fallen Angels Income Fund

Supplement to Prospectus Dated September 22, 2006

The following information applies to the Prospectus in its entirety:

The name of the investment company, originally American Money Management Funds, has been changed to Fallen Angels Family of Funds.  As of the effective date of this Supplement, each appearance of the prior company name in the Prospectus, and any other agreements, materials, communications and correspondence, is hereby changed to read "Fallen Angels Family of Funds"

The following information supplements the section of the Prospectus titled “Dividends, Distributions And Taxes” that begins on page 14 of the Prospectus:

The Fallen Angels Income Fund, which has distributed dividends quarterly, will now distribute dividends monthly.  The Fallen Angels Income Fund will continue to distribute capital gains annually.

The following information supplements the section of the Prospectus titled “Portfolio Management” that begins on page 15 of the Prospectus:

Richard Lehmann has been added as a portfolio manager of the Fallen Angels Income Fund.  Mr. Lehmann joined AMM as a portfolio manager in January of 2007 and serves on the Investment Committee.  Mr. Lehmann has been President of Richard Lehmann & Associates, Inc., a registered investment advisor that manages over $30 million in assets, since 1984.  He has been actively involved in fixed income investing and corporate bond defaults since 1976.  Mr. Lehmann is also President of Income Securities Advisor Inc. (ISA) which publishes the Forbes/Lehmann Income Securities Newsletter.  In addition, he publishes the ETF Investor Newsletter, the Distressed Debt Securities Newsletter, and a fixed income investing column for Forbes magazine.  Mr. Lehmann holds a B.S. from the University of Richmond, an MBA from Columbia University and is a CPA.

This Supplement, and the Prospectus dated September 22, 2006, provide the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated March 28, 2007, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-888-999-1395.